ADVANCED SERIES TRUST

AST Large-Cap Value Portfolio

Supplement dated December 2, 2024 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Large-Cap Value Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolio available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

The Board of Trustees of the Trust (the Board) approved: (i) replacing Massachusetts Financial Services Company (MFS), T. Rowe Price Associates, Inc. (T. Rowe Price) and Wellington Management Company LLP (Wellington) with ClearBridge Investments, LLC, Dimensional Fund Advisors LP , J.P. Morgan Investment Management Inc. and Putnam Investment Management LLC, as subadvisers to the Portfolio, to serve alongside Hotchkis and Wiley Capital Management, LLC;

(ii)revising the investment strategy of the Portfolio; and (iii) a reduction in management fees. These changes are expected to become effective on or about December 16, 2024.

To reflect the changes described above, the SAI is hereby revised as follows, effective December 16, 2024:

I.All references and information pertaining to MFS, T. Rowe Price and Wellington are hereby removed from the SAI.

II.The table in Part I of the SAI entitled “Management Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Management Fee Rates

Portfolio	Contractual Fee Rate
AST Large-Cap Value Portfolio	Effective December 16, 2024:
0.5425% of average daily net assets up to $6 billion;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
Prior to December 16, 2024:
0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets

III.The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Fee Waivers & Expense Limitations

Portfolio	Fee Waiver and/or Expense Limitation
AST Large-Cap Value Portfolio	The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2026. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

169SAISUP1

IV. The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate*
AST Large-Cap Value Portfolio	Hotchkis and Wiley Capital	0.300% of average daily net assets to $500
	Management, LLC	million;
0.275% of average daily net assets on the
next $1.0 billion;
0.250% of average daily net assets over $1.5
billion

	ClearBridge Investments, LLC	0.240% of average daily net assets

	Dimensional Fund Advisors LP	0.160% of average daily net assets

	J.P. Morgan Investment Management	0.289% of average daily net assets
Inc.

	Putnam Investment Management,	0.240% of average daily net assets
LLC

V.The section in Part I of the SAI entitled “Notes to Subadviser Fee Rate Table” is hereby revised by: (i) removing the information pertaining to MFS, T. Rowe Price and Wellington; and (ii) adding the information below pertaining to J.P. Morgan.

J.P. Morgan: J.P. Morgan has agreed to waive its subadvisory fee in an amount equal to the revenue received for investments in funds or ETFs affiliated with J.P. Morgan. Although not expected, this may result in a negative effective subadvisory fee, or payment from J.P. Morgan to the Manager.

For the purpose of calculating the subadvisory fee for the portfolios managed by J.P. Morgan, a fee discount of 10% is applied based on the combined average daily net assets of the J.P. Morgan managed portfolios: AST Academic Strategies Asset Allocation Portfolio; AST Advanced Strategies Portfolio; AST Balanced Asset Allocation Portfolio; AST Capital Growth Asset Allocation Portfolio; AST Core Fixed Income Portfolio; AST International Equity Portfolio; AST J.P. Morgan Aggressive Multi-Asset Portfolio; AST J.P. Morgan Conservative Multi-Asset Portfolio; AST J.P. Morgan Fixed Income Central Portfolio; AST J.P. Morgan Moderate Multi-Asset Portfolio; AST Large-Cap Equity Portfolio; AST Large-Cap Growth Portfolio; AST Large-Cap Value Portfolio; and AST Preservation Asset Allocation Portfolio.

Franklin Templeton and affiliated investment advisors: For purposes of calculating the subadvisory fee discount to any Franklin Templeton and affiliated investment advisors (ClearBridge Investments, Putnam Investments, and Western Asset Management) managed portfolio/sleeves, the advisory fee discount will be greater of:

(a)the aggregated assets managed by Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset Management Company, LLC/Western Asset Management Company Limited (collectively, "Western Asset")) on all Advanced Series Trust portfolios; subject to the following schedule: Up to $2 billion - 0%; between $2 - $4 billion – 5%; between $4 -$5 billion –10%; between $5-$10 billion – 15%; and over $10 billion – 20%; or

(b)Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) maintains a certain market share as agreed upon between the Manager and Franklin Templeton and affiliated investment advisors. Market share will be calculated based on assets managed by Franklin Templeton and affiliated investment advisors as a percentage of assets included in certain AST portfolios.

VI. The table in Part I of the SAI entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS— Other Accounts and Portfolio Ownership” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Adviser/Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership
	Managers	Investment	Investment		of
		Companies	Vehicles		Portfolio
Securities
PGIM Investments	Rick T.	12/$20,649,591,217	0/$0	0/$0	None
LLC	Babich
	Jeffrey	12/$20,649,591,217	0/$0	0/$0	None
Peasley
ClearBridge	Dmitry	5/$4,965,525,321.4	1/$304,271,419.3	4,509/$2,507,288,559.9	None
Investments, LLC	Khaykin
	Deepon	5/$4,965,525,321.4	1/$304,271,419.3	4,509/$2,507,288,559.9	None
Nag
Dimensional Fund	John	30/$195,713,460,580	3/$5,683,795,337	4/$9,616,587,750	None
Advisors LP	Hertzer
	Jed	125/$546,807,101,747	28/$27,163,714,343	1,094/$42,116,757,755	None
	Fogdall		1/$203,847,975	4/$1,969,453,923
	Allen Pu	62/$306,908,754,366	15/$19,394,794,080	0/$0	None
Hotchkis and Wiley	George	23/$21.8 billion	12/$2.4 billion	55/$6.8 billion	None
Capital	Davis	3/$14.8 billion	1/$46 million	3/$685 million
Management, LLC	Scott	23/$21.8 billion	12/$2.4 billion	55/$6.8 billion	None
	McBride	3/$14.8 billion	1/$46 million	3/$685 million
	Patricia	23/$21.8 billion	12/$2.4 billion	55/$6.8 billion	None
	McKenna	3/$14.8 billion	1/$46 million	3/$685 million
	Doug	23/$21.8 billion	12/$2.4 billion	55/$6.8 billion
	Campbell	3/$14.8 billion	1/$46 million	3/$685 million
J.P. Morgan	Scott	7/$17,505,704	6/$4,108,338	20/$1,124,305	None
Investment	Blasdell
Management Inc.	John	1/$4,804,297	1/$186,774	2/$155,607	None
Piccard
Putnam Investment	Darren	16/$38,238,100,000	8/$12,471,100,000	9/$1,931,900,000	None
Management, LLC	Jaroch,	1/$486,600,000
CFA
	Lauren	16/$38,238,100,000	8/$12,471,100,000	9/$1,931,900,000	None
	DeMore,	1/$486,600,000
CFA

*Information as of August 31, 2024

VII. The section in Part I of the SAI entitled “PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES

–ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – COMPENSATION AND

CONFLICTS OF INTEREST” is hereby revised by adding the information set forth below:

Dimensional Fund Advisors LP (Dimensional)

DESCRIPTION OF COMPENSATION STRUCTURE. Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•Base salary - Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

•Semi-Annual Bonus - Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional, as determined from time to time by Dimensional’s Board of Directors or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long-Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. Other accounts may include registered mutual funds (other than the Portfolios) and exchange-traded funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio. Actual or apparent conflicts of interest include:

•Time Management. The management of the Portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolios and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolios.

•Investment Opportunities. It is possible that at times identical securities will be held by a Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that a Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that maybe suitable for a Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolios and other Accounts.

•Broker Selection. With respect to securities transactions for the Portfolios, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separately managed accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

•Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Putnam Investment Management, LLC (Putnam)

COMPENSATION. Portfolio managers are evaluated and compensated across specified products they manage, in part, based on their performance relative to the applicable benchmark, based on a blend of 3-year and 5-year performance, or, if shorter, the period of time that the portfolio manager has managed the product. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component. Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance. Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience. For AST Large-Cap Growth Portfolio, Putnam evaluates performance based on the fund’s pre-tax return relative to its benchmark, Russell 1000 Growth Index. For AST Large-Cap Value Portfolio, Putnam evaluates performance based on the fund’s pre-tax return relative to its benchmark, the Russell 1000 Value Index. For AST Academic Strategies Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio, Putnam evaluates performance based on each fund’s pre-tax return relative to its benchmark, MSCI EAFE Value Index (ND).

CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher- fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

•Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:

•Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•All trading must be affected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•Front running is strictly prohibited.

•The fund’s Portfolio Managers may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio Managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Managers consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by Putnam Investment Limited (“PIL”) will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher - fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Managers may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

VIII. The section of the SAI entitled “APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS” is hereby revised by adding the information set forth below:

Putnam Investment Management, LLC (Putnam)

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long- term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.2

1 Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.

2The Putnam Proxy Voting Procedures and Guidelines will apply also to certain funds and institutional and other accounts managed by Franklin Advisers, Inc. (“FAV”) but formerly managed or sub-advised by one of the Putnam adviser entities identified above, pursuant to sub-advisory agreements in effect from time to time between FAV and the relevant Putnam entity(ies).

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.

2.Considers special proxy issues as they may from time to time arise.

3.Must approve all vote overrides recommended by investment professionals.

Proxy Voting Administration

The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties:

1.Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.

2.Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.

3.Manages the process of referring issues to portfolio managers for voting instructions.

4.Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (ISS) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5.Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6.Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below.

7.Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

8.Prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case- by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:

1.If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the

Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy

Committee’s behalf) prior to implementing the request.

2.Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Other

1.Putnam may elect not to vote when the security is no longer held.

2.Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.

3.Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non- U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.

4.Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third- party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

1.The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy group. None of these individuals or groups reports to Franklin

Templeton’s marketing businesses.

2.No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment- related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation.

4.The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.

5.Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the

Chair of the Proxy Committee on the Proxy Committee’s behalf).

Recordkeeping

The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records:

1.A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;

2.A copy of each proxy statement received with respect to securities in client accounts;

3.Records of each vote cast for each client;

4.Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc.

5.Written reports to clients on proxy voting and all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.